Exhibit 99.1

Molina Healthcare, Inc.Investor Day 2018  May 31, 2018   SSID: Molina Healthcare Password: #MOH2018

Cautionary Statement  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:This slide presentation and our accompanying oral remarks contain forward-looking statements regarding, without limitation, our business, operations, turnaround, plans, guidance, projections, and longer-term outlook within the meaning of Section 27A of the Securities Act of 1933, or Securities Act, and Section 21E of the Securities Exchange Act of 1934, or Securities Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with such safe harbor provisions. All statements, other than statements of historical facts, included in this presentation may be deemed to be forward-looking statements for purposes of the Securities Act and the Securities Exchange Act. Without limiting the foregoing, we use the words “anticipate(s),” “believe(s),” “estimate(s),” “expect(s),” “guidance,” “intend(s),” “may,” “outlook,” “plan(s),” “project(s) or “projection(s),” “will,” “would,” “could,” “should,” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We cannot guarantee that we will actually achieve the plans, intentions, outlook, or expectations disclosed in our forward-looking statements and, accordingly, you should not place undue reliance on our forward-looking statements. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our Form 10-K annual report, as well as the risk factors and cautionary statements in our quarterly reports and in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at sec.gov. Except to the extent otherwise required by federal securities laws, we caution you that we do not undertake any obligation to update forward-looking statements made by us. 2

Agenda  9:30 – 9:35  Welcome and Overview  Ryan Kubota & Joe Zubretsky  9:35 – 9:50  Company Overview    9:50 – 10:50  The Plan   Joe Zubretsky  10:50 – 11:15  Projections     11:15 – 11:30  Break    11:30 – 12:00  Health Plan Operations  Pam Sedmak  12:00 – 12:20  Financial Discussion  Joe White  12:20 – 1:00  Q&A    1:00 – 2:00  Lunch 3

Welcome and Overview 4

Investment Thesis  The growth opportunity in government-sponsored healthcare is enhanced by Molina’s active turnaround  Low-Risk Execution  Long-Term Growth Potential  Compelling Turnaround Opportunity  Strong presence in government-sponsored programs aligns with highest-growth profit pools in managed care  Turnaround in a strong growth sector yields clear margin expansion opportunity  Turnaround builds upon a stabilized earnings base and is off to a solid start as evidenced by first quarter earnings and 2018 guidance 5

Realigned management incentive programs with investor objectives  Produced solid first quarter results and raised guidance  Formed a new executive leadership team Early Accomplishments  Management has taken swift and decisive action in first six months          Addressed burdensome SG&A profile  Strengthened balance sheet  Solved short-term liquidity challenge  Revamped contract procurement process and posted early win 6

The Team  We have assembled a team of industry-leading senior executives who know how to win, recruit top talent and execute Pam Sedmak  Health Plans  Jim Woys  Health Plan Services  Mark Keim  Transformation  Tom Tran  CFO  Jeff Barlow  General Counsel  Sherri Hollingsworth  Human Resources  Hal Gooch, M.D.  CMO  Joe Zubretsky  President & CEO  Ron Kurtz  Chief of Staff    New management 7

Company Overview  Joe ZubretskyPresident & Chief Executive Officer 8

Our Franchise  High-quality health care through government programs for disadvantaged people    152 Ranking  Began as a single clinic serving Medicaid patients  3-year revenue CAGR of 10% through 2018 revised guidance  3-year membership CAGR of 11% through March 2018  Well-diversified, staggered reprocurements $19B Revenue    4.1M Members    15 Markets Fortune 500 9

Geographic Diversification  Revenue base spans 14 states and the Commonwealth of Puerto Rico Premium Revenue by State  $2.5B    $1.5B    $ 0.8B    ≤$ 0.4B    Puerto Rico    Geographically diversified with no state greater than 18% of premium revenue  Meaningful in-state market share    Staggered reprocurements    Strong incumbency status, resilient state relationships and growth opportunities Florida and New Mexico Lost Revenue ($2.7B combined) 10

Full Range of Government-Sponsored Product Lines  Core Medicaid footprint provides access to valuable high-acuity populations  Note: Company estimates for 2018  Premium Revenue Mix   32% TANF & CHIP  17% Expansion  30% ABD  8% MMP  61% TANF & CHIP  16% Expansion  10% ABD  2% MMP  1% D-SNP  10% Marketplace  4% D-SNP  9% Marketplace  Product Membership Mix 11

Complementary Business Lines  Opportunities for future growth in D-SNP, MMP, and Marketplace  1 Medical Care Ratio excludes impact of prior year CSR of $70M         Marketplace  Revenue  Medical Care Ratio  1  Extension of core Medicaid population Leverage existing Medicaid network Risk pools stabilizing Potential to merge with Medicaid expansion        D-SNP and MMP  Revenue  Medical Care Ratio  Complements core Medicaid business High-acuity population Growth product line with opportunity for increased penetration Age-in opportunity 12

Pivoting from Past Performance  Turnaround underway as operational reset restores margins  1.5% - 1.6%  Total Revenue and Net Income Margin   Turnaround Underway        New management team Execution on managed care fundamentals Effective operational and financial infrastructure Improved Marketplace performance Effective management of high-acuity populations Stabilize existing footprint  $ in Billions 1.0% 2015 2016 2017 2018 Guidance 14.2 17.8 19.9 18.7 0.3% -2.6% 13

Portfolio Performance  Strong base of well-performing businesses with significant performance upside across the enterprise  2018 Revenue Mix by Profitability  Opportunities for Improvement Leverage success in California, Ohio, Michigan, Texas, and Washington to other health plans Performance manage Illinois, New York, and Puerto Rico Manage effectively the pending run out of New Mexico and Florida Grow subscale plans 2% After-Tax Margin or Greater Below 2% After-Tax Margin but Profitable Not Profitable FL/NM Assumed Lost Revenue 58% 20% 7% 15% 14

Guidance (as of April 30, 2018)  Low  High  Total Revenue  $18.7B  $18.7B  MCR  89%  88%  G&A Ratio  7.4%  7.4%  Net Profit Margin  1.5%  1.6%  Net Income per Diluted Share  $4.00  $4.50    2018 Guidance  We reaffirm with a high degree of confidence  Key Assumptions    No benefit from prior period development Excludes any restructuring costs that might be incurred subsequent to March 31, 2018 Excludes impact of future potential capital transactions Includes $0.62 per diluted share of performance improvements not included in original guidance Includes $0.38 per diluted share for certain items not included in original 2018 guidance 15

Secure Existing Business  Recent success, process revamp, and incumbency fuel our confidence  Company Health Plan  Washington  Puerto Rico  Texas    Medicaid Programs  All  TANF and CHIP  ABD  TANF and CHIP  Annualized Revenue  $1.8  $0.7  $1.5  $0.3  Status  Awarded  Award Pending  Submitted  In-Flight  Award Date  May 24, 2018  June 2018  October 2018  January 2019  $ in Billions 16

The Plan  Joe Zubretsky President & Chief Executive Officer 17

The Plan: Overview  A clear path to attractivemargins by 2019    1    2    3  Margin recovery  Restore margins through operating improvements and managed care fundamentals   Secure revenue base and position to grow  Win in-flight reprocurements and pursue measured growth  Capital management  Enhance balance sheet and capital management discipline 18

The March to Margin Recovery  Turnaround is well underway with path to attractive margins by 2019  2019  2020  2018  Earnings  Capital  Revenue Base  Margin Recovery  Organization  Rebuild senior leadership team  Defend existing revenue in reprocurements  Identify and implement profit improvement initiatives  De-lever and simplify capital structure  GUIDANCE  Fill talent gaps in second line  Rebuild revenue pipeline  Manifest run-rate impact in earnings and achieve margins of at least 1.9%  Achieve target capital structure  PROJECTION  Seasoned management team in place  Harvest new revenue opportunities  Sustain margins of 2.3% or higher  Redeploy free cash flow  OUTLOOK 19

Total Revenue and Percentage Growth    Three-Year Outlook: Revenue  Despite lost contracts, we will maintain scale and resume measured growth in 2020  2018 a year of decisive action, revenue stabilization, and turnaround  2019 revenue declines due to $2.7 billion premium loss in Florida and New Mexico, HIF moratorium  Modest top-line growth resumes in 2020f rom rebuilding pipeline in 2019, other short-term opportunities, and resumption of HIF  Outlook assumes a reasonable rate environment  (11.8%)    7.9%  $ in Billions 2018 Guidance 2019 Projection 2020 Outlook $17.4 $15.6 $16.5 $1.3 $0.9 $18.7 $17.8 Non-Premium Revenue Premium Revenue 20

Three-Year Outlook: Net Income  Plan achieves attractive margins by 2019  In 2018, we stabilized the business and achieved a credible baseline  In 2019, we currently project to lose $50 million of contribution margin from Florida and New Mexico, but profit improvement initiatives expand margins  In 2020, we expect to drive margin recovery and return to growth, while restoring operating leverage  More efficient capital management expected to drive additional EPS upside to this earnings outlook  Net Income Margin 1.5% - 1.6% 1.9% - 2.2% 2.3% - 2.7% 2018
Guidance 2019 Projection 2020 Outlook 21

The Plan  A clear path to attractivemargins by 2019    1    2    3  Margin recovery  Restore margins through operating improvements and managed care fundamentals   Secure revenue base and position to grow  Win in-flight reprocurements and pursue measured growth  Capital management  Enhance balance sheet and capital management discipline 22

Margin Recovery  At the midpoint, profit improvement initiatives represent a $500 million opportunity for 2019 and beyond  Margin Recovery Fundamentals  Opportunity Estimate ($ in Millions, before tax)  Medical Costs  Administrative Costs  Revenue  Utilization Management High-Acuity Care Management Pharmacy Core Facility and Physician Networks Ancillary Services and Network Claims Payment Integrity  Corporate SG&A Control Corporate SG&A Transformation  At-Risk Revenue    $225 - $325  $100 - $150  $75 - $125  $400 - $600  Total 23

Timing of Pre-Tax Earnings Impact  60% of the total opportunity realized in projection period after considering timing and execution risk   Opportunity Midpoint  2019  2020  2021 and Beyond  Resources allocated Work streams commenced Redundancies harvested  Behavioral change Process engineering and redesign Third party negotiation  $ in Millions  Greater execution complexityT ransformation and innovation  TBD 24

Opportunity Estimate ($ in Millions)    Margin Recovery: Utilization Management  2017 Challenges  2018 Actions    Prior authorization and concurrent review processes Inpatient utilization; $4.8 billion annual expense Emergency room; $1.9 billion annual expense Excess short-term hospital admissions Clinical policy inventory Specialty referrals processes   Improving utilization management and concurrent review capabilities Moving short stays to observation status Deepening clinical policies focused on medical necessity Expanding specialty referrals Contracting rent-to-own specialty utilization management $40 $60 Low End High End 25

Opportunity Estimate ($ in Millions)    Margin Recovery: High-Acuity Care Management  2017 Challenges  2018 Actions    Long-term care and behavioral health benefits under-managed Opioid Use Disorder; 65,000 members Disparate models of care deployed locally, leading to inconsistent interventions High-impact member engagement NICU utilization management; $210 million annual expense Long-term care benefit: 240,000 lives; $1.7 billion annual expense  Built new clinical leadership and enhancing care systems and platform Implementing opioid use disorder program Improving integration of behavioral, medical and long-term care services New NICU physician leadership with focus on improved performance Emphasizing targeted care coordination and improved transitions of care $30 $50 Low End High End 26

Opportunity Estimate ($ in Millions)    Margin Recovery: Pharmacy  2017 Challenges  2018 Actions    Pharmacy benefit under-managed Utilization management (UM) and formulary compliance Specialty drug unit costs and site of service Generic dispensing rate too low Analytical expertise AWP discounts lower than market Average cost per script too high Gross annual spend $3.5 billion  Installed new pharmacy leadership Consolidating pharmacy UM under new leadership Implementing specialty drug management initiatives Adjusting formulary to encourage generic dispensing Outsourcing pharmacy advanced analytics Conducting market check and re-contracting PBM $50 $70 Low End High End 27

Opportunity Estimate ($ in Millions)    Margin Recovery: Core Facility and Physician Networks  2017 Challenges  2018 Actions    Broad and untailored networks Inpatient cases reaching outlier status (% of billed charges) Contract unit costs not competitive in certain geographies Limited financial impact of value based reimbursement  Tailoring narrow networks to take advantage of scale Remediating disadvantageous outlier contract terms and leveraging competition among hospitals Partnering to share financial risk and opportunity with high-quality providers Aligning provider incentives through value based reimbursement $35 $55 Low End High End 28

Opportunity Estimate ($ in Millions)    Margin Recovery: Ancillary Services  2017 Challenges  2018 Actions    No cost center focused leadership Behavioral health, lab, DME, dental, transportation, and vision undermanaged Multiple vendor contracts, inconsistent standards Behavioral health benefit: 330,000 lives, $400 million annual expense Non-behavioral ancillary services; $700 million annual expense  Established cost center leadership Coordinating ancillary services with medical services to realize greater value Moving to more efficient preferred vendors for national services Driving lab utilization to preferred vendors and points of service $50 $60 Low End High End 29

Opportunity Estimate ($ in Millions)    Margin Recovery: Claims Payment Integrity  2017 Challenges  2018 Actions    Sub-optimal provider payment process Claims backlogs, excessive re-work Provider abrasion Grievances and appeals Claims edits not implemented to market standards $135 million in provider settlements in 2017 $30 million in penalties and interest on claims in 2017  Established new claims and payment integrity leadership Increasing automation and standardization Standardizing system, benefit and provider configuration with quality assurance Revamping appeals and grievances process Installing full suite of claims edits and DRG groupers Deploy comprehensive COB capabilities $20 $30 Low End High End 30

Opportunity Estimate ($ in Millions)    Margin Recovery: Corporate SG&A Control  2017 Challenges  2018 Actions    Health plan operating decisions frequently subordinated to corporate headquarters Staffing, compensation and talent performance not always aligned with business needs Numerous labor pools in high-cost geographies Excess real estate capacity; 40% vacancy Heavy reliance on temporary and costly consultants  Transforming culture to emphasize centrality of the heath plans Continuing talent review, delayering and redundancy elimination; introducing salary levels and job families Realigning labor pools to access lower cost markets Consolidating footprint to rationalize office space Reducing dependence on consulting and contract labor $25 $50 Low End High End 31

Opportunity Estimate ($ in Millions)    Margin Recovery: Corporate SG&A Transformation  2017 Challenges  2018 Actions    Majority of corporate functions performed in-house with low efficiency or efficacy benchmarkingLow utilization of outsourcing opportunities even in commodity functionsLow awareness of best-in-class service or economicsIT operations costly and ineffective  Established office of transformation to lead analysis and actionEvaluating all functions for co-sourcing and out-sourcing opportunities Measuring performance against best-in-class service and economics 32

Margin Recovery: At-Risk Revenue

2017 Challenges

- Risk scores in Medicaid and Medicare are not consistent with member acuity
- Low quality scores reduce Medicaid auto-enrollment
- STAR ratings in Medicare range from 2.5 to 3.5; no 4.0 STAR plans
- Marketplace business pays 30% of gross revenue into the risk adjustment pool
- Retaining 70%-80% of Medicaid quality revenue

2018 Actions

- Established new clinical operations leadership; organizing centralized resources more effectively
- Incentivizing providers to submit complete encounter data
- Implementing improved HEDIS and other quality platforms that target STAR and at-risk quality measures
- Identifying and engaging more effectively with high-cost members
- Better member targeting and chart chases



Opportunity Estimate ($ in Millions)
$75
$125
Low End
High End

MOLINA HEALTHCARE | 33

The Plan  A clear path to attractivemargins by 2019    1    2    3  Margin recovery  Restore margins through operating improvements and managed care fundamentals   Secure revenue base and position to grow  Win in-flight reprocurements and pursue measured growth  Capital management  Enhance balance sheet and capital management discipline 34

Secure Revenue Base and Position to Grow  Focus on reprocurements and rebuilding the growth engine  Action  Realized In  Short-Term Opportunities  2019-2020  Long-Term Strategic Value  2020 and Beyond  Secure Existing Business  2018        Win reprocurements in Washington, Texas, and Puerto Rico  Pursue organic growth and carve-ins in current markets and products  Renew focus on procurements to enable opportunities in new markets 35

Secure Existing Business  Recent success, process revamp, and incumbency fuel our confidence  Company Health Plan  Washington  Puerto Rico  Texas    Medicaid Programs  All  TANF and CHIP  ABD  TANF and CHIP  Annualized Revenue  $1.8  $0.7  $1.5  $0.3  Status  Awarded  Award Pending  Submitted  In-Flight  Award Date  May 24, 2018  June 2018  October 2018  January 2019  $ in Billions 36

Short-Term Opportunities  Building on 2018 momentum, revenue opportunities in our core markets are achievable in 2019 and 2020  2020  Improve auto-assignment Increase voluntary selectionExpand geographically in existing markets Benefit carve-ins Targeted Marketplace growthD-SNP penetration and expansion  $600  Realized In  Total EstimatedRevenue  Sources of Growth  2019  $600  $1.5 - $3.0  Identified Pipeline  $1.0 - $1.5    ($ in Billions)  ($ in Millions) 37

Long-Term Strategic Value  Renew focus on procurements to enable opportunities in new markets   Potential New Markets  Kentucky  W. Virginia  Delaware  Indiana  Minnesota  Georgia  Tennessee  Nevada  2016 Medicaid Spend  $9.5  $3.5  $2.0  $10.5  $11.0  $9.5  $9.5  $3.5  2016 Managed Care Spend  $7.0  $1.5  $1.5  $4.5  $5.0  $4.0  $6.0  $1.5  $ in Billions  Sources of Growth    Realized In  Total Estimated Revenue  2020 andBeyond  TBD  Identified Pipeline  $5.0 - $8.0  Improve auto-assignment Increase voluntary selectionExpand geographically in existing markets Benefit carve-ins Targeted Marketplace growthD-SNP penetration and expansionExpand to new states 38

The Plan  A clear path to attractivemargins by 2019    1    2    3  Margin recovery  Restore margins through operating improvements and managed care fundamentals   Secure revenue base and position to grow  Win in-flight reprocurements and pursue measured growth  Capital management  Enhance balance sheet and capital management discipline 39

Capital Management: Debt Overview  Suboptimal capital structure creates an opportunity to drive shareholder value  Note: Balance sheet as of March 31, 2018, market value as of May 25, 2018  Debt currently $2.0 billion of book valueConvertible notes create share count volatilityRevolver partially drawn and bridge facility in placeQ1 Debt/Cap 56%Recent Moody’s downgrade to B3  Fully Diluted Shares  Convertible Bonds Drive Debt to Higher Values  Summary 40

Capital Management: Parent Company Cash Resources

Turnaround will generate substantial cash at the parent company

Sources of Cash ($ in Millions)



$700
~$100
~$800
~$600
Current Parent Cash
Estimated 2018 Dividends to Parent
Estimated 12/31/18 Parent Cash
Estimated 2019 and 2020 Dividends to Parent

Robust dividend flow

- No new equity issuance needed
- Substantial parent-level cash balances
- Subsidiaries now adequately capitalized
- Parent company cash flow more predictable
- No reliance on revolver
- 2019 dividend includes expected release of Florida and New Mexico capital

MOLINA HEALTHCARE | 41

Capital Management: $0.40 To $0.50 Per Share Opportunity  Significant and immediate redeployment opportunity on excess cash can drive shareholder value  Potential Impact  Repay Revolver  1  2  Terminate Bridge Facility  3  Repurchase or Redeem Convertibles  4  Repurchase High-Yields  5  Stock Buyback  Cash Redeployment Strategies    Estimated Range    Net Income Impact    Share Count Impact  EPS Annualized  Debt to Cap  From 56% To 50% 42

Capital Management: Longer-Term Outlook  With optimal capital structure, attractive underlying cash flow profile enables multiple redeployment strategies to drive incremental shareholder value  Faster Organic Growth  1  2  Inorganic Growth  3  Share Repurchase  4  Shareholder Dividends  Capital Redeployment Strategies  Excess Capital Generation          >30%  2.3%-2.7%  10%  >20%  43

Projections  Joe Zubretsky President & Chief Executive Officer 44

Total Revenue and Percentage Growth    Three-Year Outlook: Revenue  Despite lost contracts, we will maintain scale and resume measured growth in 2020  2018 a year of decisive action, revenue stabilization, and turnaround  2019 revenue declines due to expected $2.7 billion premium loss in Florida and New Mexico, HIF moratorium  Modest top-line growth resumes in 2020from rebuilding pipeline in 2019, other short-term opportunities, and resumption of HIF  Outlook assumes a reasonable rate environment  (11.8%)    7.9% $ in Billions 45

Three-Year Outlook: Net Income  Plan achieves attractive margins by 2019  In 2018, we stabilized the business and achieved a credible baseline  In 2019, we currently project to lose $50 million of contribution margin from Florida and New Mexico, but profit improvement initiatives expand margins  In 2020, we expect to return to growth and accelerate margin recovery  More efficient capital management expected to drive additional EPS upside to this earnings outlook  Net Income Margin 46

2019 Projections: Lost Medicaid Contracts  Lost revenue in New Mexico and Florida, currently under protest, is expected to be a modest headwind due to lost contribution margin  2018 Guidance Metrics  New Mexico  Florida  Total  Membership  220,000  355,000  575,000  Premium Revenue  $1.2B  $1.5B  $2.7B  Administrative Expense  $140M  $160M  $300M  Contribution to Fixed Overhead  $20M  $30M  $50M 47

2019 Projections: Premium Revenue  Contract losses are expected to lead to a decline in revenue in 2019  $ in Millions  ($2,700) 48

2019 Projections: Pre-Tax Income  Profit improvement initiatives are expected to offset impact of contract losses  1. 2018 Guidance Adjusted is 2018 income before taxes per 2018 Guidance, reduced by: 1) the net benefit of $35 million for items that were not included in the Company’s preliminary 2018 Guidance; and 2) the impact of the ACA Health Insurer Fee.  More efficient capital management is expected to drive additional EPS impact of $0.40-$0.50  $60  $60  1  $ in Millions  1.5%  1.9%-2.2%  Net Income Margin  $35  ($50) 49

2020 Outlook: Premium Revenue  Organic growth and yield are expected to drive a 6% increase in 2020 and accelerate positive operating leverage   $ in Millions  50

2020 Outlook: Pre-Tax Income  Modest growth, operating leverage, and accelerating profit improvement initiatives are expected to sustain a 2.3% margin or higher by 2020  More efficient capital management is expected to drive additional EPS impact of $0.40-$0.50  $90  $90  $ in Millions  1.9%-2.2%  2.3%-2.7%  Net Income Margin  $715 51

The Plan  A clear path to attractivemargins by 2019  Our Plan is Achievable        Profit opportunities are identified; merely executing on fundamentalswill achieve our goals        Assumes only 60% of identified profit improvement initiativesharvested through 2020         In 2020, only $600 million of revenue growth from a short term pool of $1.5 to $3.0 billion is needed to accelerate operating leverage         Includes appropriate contingencies for inherentoperating uncertainties 52

Break 53

Health Plan Operations  Pam SedmakExecutive Vice President, Health Plan Operations 54

Strong relationships with state partners, providers and communities reinforced by new leadership  Years of combined incumbency experience with significant local relationships  Organic opportunities for long-term growth in all geographies    Core Competencies and Growing Strengths  A solid foundation for building optimal performance          Experienced plan presidents  Deep experience managing government programs across multiple products  Effective mid-level leaders identified and promoted  Performing plans lead the way with proven best practices that we scale 55

Portfolio Performance  Strong base of well-performing businesses with significant performance upside across the enterprise  2018 Revenue Mix by Profitability  Opportunities for Improvement Leverage success in California, Ohio, Michigan, Texas, and Washington to other health plansPerformance manage Illinois, New York, and Puerto RicoManage effectively the pending run out of New Mexico and FloridaGrow subscale plans 56

Operating Discipline, Rigor, and Accountability

Essential for plan performance, margin recovery, and sustainability

Operating Discipline

- Weekly performance dashboards
- Regular forecast updates
- Monthly/quarterly operating reviews
- Performance improvement initiatives
- SWAT teams

✓ Early Indicators–Daily/Weekly

✓ Unpack Trends and Take Action

Multi-Disciplinary Approach

- Full organizational involvement
- Plan President – ultimate accountability
- Finance/actuary – stewardship, transparency
- Shared services – service level agreements
- Executive leadership team engagement

✓ Rigorous Bid and Rate Reviews

✓ Performance Incentive Alignment

MOLINA HEALTHCARE | 57

Health Plan Performance Turnaround: Illinois

Impact of new leadership and operating discipline

2017 Challenges

- Inexperienced senior leadership with high leadership turnover
- Pervasive provider claim payment issues
- Key provider facility contracts not competitive
- Health care services team allocated limited and ineffective resources


$593M
107.6%
2017 Premium Revenue
2017 MCR

2018 Actions

- Installed completely new, seasoned leadership team
- Confirmed accuracy and completeness of all major provider contracts and reviewing payment accuracy of every large claim >$50,000
- Terminated a high-cost provider and renegotiated four facility contracts
- Hired new clinical leadership, retrained staff on proper clinical determinations, focused care managers on highest-risk cases, and integrated behavioral health into all clinical teams


$141M
86.4%
1Q 2018 Premium Revenue
1Q 2018 MCR

MOLINA HEALTHCARE
58

Health Plan Performance Turnaround: Ohio

Building momentum

2017 Challenges

- New plan leadership with variable performance
- Clinical management inconsistent with a lack of focus on high-priority issues
- Marketplace underperforming – MCR 93.7% and low capture of at-risk revenue
- Significant gaps in provider network

2018 Actions

- Recruited seasoned CMO and head of health care services
- Reduced readmissions, inpatient short stays and ER visits, while significantly improving transitions of care
- Implemented comprehensive post-acute care program and materially improved at-risk revenue capture
- Successfully contracted with major provider and recontracted with other key providers in central and southeast regions


$2.2B
89.1%
2017 Premium Revenue
2017 MCR


$577M
82.6%
1Q 2018 Premium Revenue
1Q 2018 MCR

MOLINA HEALTHCARE
59

Product Performance: D-SNP and MMP

Focusing on the basics and sharing best practices

2017 Challenges

- Product leadership internally focused and lacking breadth of expertise
- Tactical, not strategic, approach to Medicare
- Costly distribution and sales channel
- Risk adjustment accuracy and completeness not aligned with relative risk assumed
- STARS performance decline impacting margin and ability to offer enhanced benefits



$2.0B
88.4%
2017 Premium Revenue
2017 MCR

2018 Actions

- Restructuring organization – installing new leadership, flattening structure, reorienting focus, reducing costs
- Strategically targeting where and how best to play
- Reducing cost per sale and more efficiently supporting brokers
- Improved member identification for assessments/provider visits, more effective chart chases, and enhanced reporting
- Focusing on targeted STARS intervention plans (hybrid and administrative measures) improving medication therapy management, and member/provider experience



$514M
84.8%
1Q 2018 Premium Revenue
1Q 2018 MCR

MOLINA HEALTHCARE | 60

Product Performance: Marketplace

Stabilizing and building sustainability

2017 Challenges

- Expanded footprint faster than capacity to manage
- Insufficient rates given level of risk transfer
- Non-competitive contracts with key providers in some geographies
- Risk adjustment accuracy and completeness not aligned with relative risk assumed
- Suboptimal operating processes


$3.0B
88.1%
2017 Premium Revenue
2017 MCR

2018 Actions

- Reduced footprint by half, exiting non-competitive markets
- Increased rates to better account for level of risk transfer
- Retained select footprints where able to negotiate more competitive network terms
- Improved member identification for assessments/provider visits, more effective chart chases, and enhanced reporting
- Improved enrollment, claims, premium, deductible, and accumulator processes


$430M
~67%
1Q 2018 Premium Revenue
1Q 2018 MCR[1]

1.Medical Care Ratio excludes impact of prior year CSR of $70M

MOLINA HEALTHCARE
61

Rebuilt Procurement Process

Procurements are given the highest priority; 2018 win in Washington

2017 Challenges	2018 Actions
Inadequate procurement resources	Full leadership restructuring and retraining
Procurement team drove/controlled process at parent company level	Plan President drives RFP with support and co-location of RFP team, win themes/strategies clearly defined
Procurement process entirely internal	Implemented outside, unbiased expert reviews of RFP responses to ensure concise and impactful answers
No executive leadership involvement in procurement process	Executive leadership fully engaged and applying all enterprise resources to procurement needs

MOLINA HEALTHCARE

62

 Financial Discussion  Joe WhiteChief Financial Officer 63

Guidance (as of April 30, 2018)  Low  High  Total Revenue  $18.7B  $18.7B  MCR  89%  88%  G&A Ratio  7.4%  7.4%  Net Profit Margin  1.5%  1.6%  Net Income per Diluted Share  $4.00  $4.50    2018 Guidance  We reaffirm with a high degree of confidence  Key Assumptions    No benefit from prior period developmentExcludes any restructuring costs that might be incurred subsequent to March 31, 2018Excludes impact of future potential capital transactionsIncludes $0.62 per diluted share of performance improvements not included in original guidanceIncludes $0.38 per diluted share for certain items not included in original 2018 guidance 64

Revenue and Net Income Outlook  Despite the 2019 revenue setback, we expect to achieve sequential margin growth  2019 margin percentages expand despite expected $2.7 billion premium loss in Florida and New Mexico  Projection and Outlook include appropriate contingencies for inherent operating uncertainties  In 2020, we expect to return to growth and accelerate margin recovery  More efficient capital management expected to drive additional EPS upside to this earning outlook $ in Billions    1.5%-1.6%    1.9%-2.2%    2.3%-2.7% Total Revenue and Net Income Margin 65

Capital Management: $0.40 To $0.50 Per Share Opportunity  Significant and immediate redeployment opportunity on excess cash can drive shareholder value  Potential Impact  Repay Revolver  1  2  Terminate Bridge Facility  3  Repurchase or Redeem Convertibles  4  Repurchase High-Yields  5  Stock Buyback  Cash Redeployment Strategies    Estimated Range    Net Income Impact    Share Count Impact  EPS Annualized  Debt to Cap  From 56% To 50% 68

Financial Dimensions of Margin Recovery  Financial actions expected to increase earnings and reduce volatility  Action  Impact  Medical claimsand benefits payable  Less downward volatility to earnings    Introduce more conservativism into estimates and improve processes  Marketplace risk adjustment liability  Less downward volatility to earnings    Introduce more conservativism into estimates and improve processes  Taxes  Reduced effective tax rate  Increase pre-tax income    Share count  Reduced diluted shares outstanding  Deploy cash 67

Medical Claims and Benefit Payable

Prior period development returned to historical levels in the first quarter 2018



Excess (Deficit) of Reserves
Held Over Amount Ultimately Paid
11.8%
11.4%
11.0%
(1.9%)
Target Range 8% - 10%
2015
2016
2017
2018

2017 Issues

- Unfavorable 2016 claims run-out exacerbated poor 2017 performance
- Inaccurate and inconsistent claims processing
- High volume of provider settlements
- Limited input from health plan teams

Actions

- Improved accuracy and consistency of claims processing
- More rigorous assessment of potential provider settlements
- Collaborative engagement of health plan, claims, finance and actuarial teams

MOLINA HEALTHCARE | 68

Marketplace Risk Adjustment Liabilities

More rigorous estimates expected to reduce negative earnings volatility

Margin/(Deficit) on Marketplace Risk Adjustment Liability



$ in Millions
$60
($35)
($19)
2015
2016
2017

2015 and 2016 year end estimates were inadequate, so starting in 2017 we added an incremental risk margin to our estimates.

Historical Issues

- Large prior year expenses recorded in 2016 and 2017
- Competitor risk scores underestimated
- No margin for adverse development of estimates

Actions

- More rigorous base estimates
- Greater reliance on third party estimates of competitor risk scores
- Margin added to estimates to account for unknown variability in competitor performance

MOLINA HEALTHCARE

69

Effective Tax Rate (ETR) and Pre-Tax Income  The Health Insurer Fee has a noticeable impact on ETR  ETR and Pre-Tax Income ($ in millions)  Nondeductible expenses (ACA health insurer fee and a portion of executive compensation) result in an effective tax rate that exceedsour statutory tax rate Impact of nondeductible expenses onthe effective tax rate is diluted as incomebefore tax increases        Incremental changes to income before taxare tax-effected at a 22% statutory tax ratein most cases 70  2018 ETR 2019 ETR ETR and Pre-Tax Income ($ in millions)
42.5% 32.3% 25.8% 24.0% 400 425 450 475 500 525 550 575 600 625 650 675 700 725 750 775 800 Pre-Tax Income

Share Count Dilution and Stock Price  Convertible notes increase total fully-diluted share count as stock price rises Share Count Dilution and Stock Price Convertible notes increase total fully-diluted share count as stock price rises 63.6M 64.5M 65.3M 66.0M 66.6M 67.1M
67.6M 68.0M 68.4M 68.8M 69.1M 69.4M 60M 61M 62M 63M 64M 65M 66M 67M 68M 69M 70M $65 $70 $75 $80 $95 $90 $95 $100 $105 $110 $115 $120 Share Count Share Price 71

 Q&A 72

Investment Thesis  The growth opportunity in government-sponsored healthcare is enhanced by Molina’s active turnaround  Low-Risk Execution  Long-Term Growth Potential  Compelling Turnaround Opportunity  Strong presence in government-sponsored programs aligns with highest-growth profit pools in managed care  Turnaround in a strong growth sector yields clear margin expansion opportunity  Turnaround builds upon a stabilized earnings base and is off to a solid start as evidenced by first quarter earnings and 2018 guidance  73